EXHIBIT 10

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
The Travelers Life and Annuity Company:

We consent to the use of our reports with respect to The Travelers Life and Annuity Company, included herein or incorporated herein by reference, and to the reference to our firm, also with respect to The Travelers Life and Annuity Company, under the heading "Independent Auditors". Our reports refer to changes in the Company's methods of accounting for goodwill and intangible assets in 2002 and for derivative instruments and hedging activities and for securitized financial assets in 2001.

We also consent to the use of our reports with respect to The Travelers Insurance Company, incorporated herein by reference. Our reports refer to changes in the Company's methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
April 26, 2004